MERRILL LYNCH
                                                              MASSACHUSETTS
                                                              MUNICIPAL
                                                              BOND FUND

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              January 31, 2000

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2000

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended January 31, 2000, continued strong domestic growth, gradual improvement in foreign economies and investor concerns regarding future inflationary pressures pushed long-term fixed-income bond yields higher. The Federal Reserve Board continued to raise short-term interest rates in August and November 1999 as well as just after the period's close, seeking to moderate US economic growth and maintain the existing benign inflationary environment. US economic growth, in part intensified by Year 2000 preparations, grew 5.8% during the last fiscal quarter of 1999 and had an annual rate of 4.1% for 1999. A number of inflationary indicators have also begun to signal some increase in price pressures.

However, most investors believe that the Federal Reserve Board will be extremely vigilant in preventing such pressures from any material escalation. US Treasury bond yields responded by rising approximately 60 basis points (0.60%) by mid-January 2000. A strong rally, largely based upon an expected significant reduction in the future supply of US Treasury 30-year maturity bonds, pushed yields lower to 6.50% at January 31, 2000. Over the last six months, yields on 30-year US Treasury bonds rose approximately 40 basis points.

The tax-exempt bond market was also under pressure throughout the entire period. Despite receiving more than $30 billion in coupon payments, bond maturities and proceeds from early redemptions in December and January, overall investor demand has diminished. It is likely that the returns generated by the US equity market have continued to attract investor attention and have left little demand for competing investment alternatives. At January 31, 2000, the long-term tax-exempt revenue bond yield, as measured by the Bond Buyer Revenue Index, was 6.34%, an increase of nearly 70 basis points over the last six months.

Issuance by municipalities has significantly declined in recent months. Over the last six months, less than $100 billion in long-term tax-exempt bonds were issued, representing a decline of over 20% compared to the same period a year ago. During the last three months, less than $45 billion in long-term bonds were issued by various municipalities. This most recent quarterly issuance is 30% below the level of the January 31, 1999 quarter. Additionally, during January 2000, less than $8 billion in municipal debt was underwritten, down more than 50% from January 1999 levels. This represents the lowest monthly issuance in over five years. Toward the end of 1999, consensus estimates for 2000 annual issuance were in the $210 billion-$215 billion range. January's underwritings, as well as those expected to be issued in the near future, have led some analysts to revise their forecasts to the $190 billion range.

We believe an overall reduction in bond supply in the coming year should help support the municipal bond market's overall technical position. While tax-exempt bond yields, which are at their highest level in over three years, have attracted significant retail investor interest, institutional demand declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities rose faster than those of larger, more diverse mutual funds. During the six months ended January 31, 2000, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in an attempt to attract adequate demand. We believe a reduced bond supply going forward is likely to promote a more closely balanced supply/demand structure and foster a more stable tax-exempt interest rate environment.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered around current levels. Investors are also likely to remain concerned regarding future action by the Federal Reserve Board in early 2000. Any improvement in bond prices may be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far could negatively affect US economic growth. The US housing

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2000

market is likely to be among the first sectors to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates may reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

The volatility within the municipal market during the past six months stands in sharp contrast to the relative stability that typified the environment for the first half of last year. The degree and suddenness of the decline caught many investors by surprise as few anticipated the extent to which tax-exempt yields would climb relative to their taxable counterparts. Much emphasis had been placed on the favorable implications of a sharp reduction in new-issue supply coupled with vigorous retail investor demand. Instead, institutional selling proved the market's undoing as both mutual funds and casualty insurers moved aggressively to liquidate tax-exempt holdings. Consequently, yield ratios on long-term municipal bonds are once again approaching 100% of Treasury bond yields and therefore represent one of the more compelling values in the fixed-income marketplace.

Despite a sharp reduction in new-issue volume relative to the more modest contraction experienced throughout the country, developments within the Massachusetts municipal market mirrored those of the overall marketplace. At the beginning of the six months ended January 31, 2000, our investment outlook was for a fairly stable interest rate environment. We reduced our cash reserve position on the expectation that an income-oriented approach would generate the most favorable returns for the Fund. While we achieved modest success through the use of selective restructuring, hindsight suggests that Fund performance would have benefited from a more consistent and prolonged defensive strategy designed to preserve unrealized gains from last year's market rally. More recently, with long-term interest rates at their highest level in over two years, we have turned our efforts to seeking to limit tax liabilities through a program designed to offset existing capital gains with the realization of losses incurred in recent months.

We are comfortable with the Fund's current position given the absolute level of long-term interest rates as well as the inherent value in the tax-exempt sector. Economic fundamentals point to a modestly slower pace of economic growth with no solid evidence of a broad-based pickup in inflation. Investors' increased level of comfort with Federal Reserve Board monetary policy combined with a favorable seasonal outlook for municipal bonds suggest that a more constructive outlook may soon be warranted.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Massachusetts Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

March 3, 2000

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2000

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                             6 Month        12 Month      Since Inception  Standardized
As of January 31, 2000                                    Total Return    Total Return     Total Return    30-Day Yield
=======================================================================================================================
ML Massachusetts Municipal Bond Fund Class A Shares          -5.25%           -8.20%         +51.22%          4.52%
-----------------------------------------------------------------------------------------------------------------------
ML Massachusetts Municipal Bond Fund Class B Shares          -5.49            -8.66          +45.27           4.20
-----------------------------------------------------------------------------------------------------------------------
ML Massachusetts Municipal Bond Fund Class C Shares          -5.54            -8.76          +23.65           4.10
-----------------------------------------------------------------------------------------------------------------------
ML Massachusetts Municipal Bond Fund Class D Shares          -5.29            -8.29          +27.21           4.43
=======================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 2/28/92 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2000

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 12/31/99                                  -6.77%          -10.50%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                            +5.41           + 4.55
--------------------------------------------------------------------------------
Inception (2/28/92)
through 12/31/99                                     +5.54           + 4.99
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                  % Return          % Return
                                                 Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 12/31/99                                  -7.24%         -10.76%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                            +4.88          + 4.88
--------------------------------------------------------------------------------
Inception (2/28/92)
through 12/31/99                                     +5.01          + 5.01
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return          % Return
                                                 Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 12/31/99                                  -7.34%           -8.22%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                            +4.75            +4.75
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/99                                     +4.37            +4.37
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 12/31/99                                  -6.86%         -10.58%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                            +5.31          + 4.45
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/99                                     +4.93          + 4.11
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's      Face
Ratings  Ratings     Amount                                     Issue                                                         Value
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts--96.6%
------------------------------------------------------------------------------------------------------------------------------------
AA-       Aa2        $1,000    Massachusetts Bay Transportation Authority Revenue Bonds (General Transportation
                               System), Series A, 7% due 3/01/2021                                                           $ 1,108
------------------------------------------------------------------------------------------------------------------------------------
AA-       Aa2         1,750    Massachusetts Bay Transportation Authority, Revenue Refunding Bonds (General
                               Transportation System), Series A, 7% due 3/01/2011                                              1,966
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa           755    Massachusetts Education Loan Authority, Education Loan Revenue Bonds, AMT, Issue E,
                               Series A, 7.375% due 1/01/2012 (a)                                                                788
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa           940    Massachusetts Educational Financing Authority, Education Loan Revenue Refunding Bonds,
                               AMT, Issue E, 5.85% due 7/01/2014 (a)                                                             917
------------------------------------------------------------------------------------------------------------------------------------
BBB+      NR*         1,000    Massachusetts State Development Finance Agency Revenue Bonds (YMCA of Greater
                               Boston Issue), 5.45% due 11/01/2028                                                               810
------------------------------------------------------------------------------------------------------------------------------------
BBB+      A3          2,500    Massachusetts State Development Finance Agency, Revenue Refunding Bonds (Boston
                               University), Series P, 5.45% due 5/15/2059                                                      2,056
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Massachusetts State, HFA, Revenue Refunding Bonds (Residential Development),
                               Series C, 6.875% due 11/15/2011 (c)                                                             2,101
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,695    Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT, Series 48,
                               6.35% due 6/01/2026 (e)                                                                         1,690
------------------------------------------------------------------------------------------------------------------------------------
A+        Aa3         1,980    Massachusetts State, HFA, S/F Housing Revenue Refunding Bonds, AMT, Series 40,
                               6.65% due 12/01/2027                                                                            2,008
------------------------------------------------------------------------------------------------------------------------------------
                               Massachusetts State Health and Educational Facilities Authority Revenue Bonds:
AAA       Aaa         5,150      (Medical Center of Central Massachusetts), CARS, Series B, 8.97% due 6/23/2022 (a)(g)         5,472
A1+       VMIG1+        600      (Wellesley College), VRDN, Series G, 3.50% due 7/01/2039 (h)                                    600
------------------------------------------------------------------------------------------------------------------------------------
                               Massachusetts State Health and Educational Facilities Authority, Revenue Refunding Bonds:
NR*       Ba2           805      (Bay Cove Human Services Issue), Series A, 5.85% due 4/01/2004                                  776
AAA       Aaa            85      (Boston College), Series J, 6.625% due 7/01/2021 (b)                                             88
AAA       NR*         2,450      (Brandeis University), Series I, 4.75% due 10/01/2028 (e)                                     1,922
AAA       Aaa         2,000      (Massachusetts General Hospital), Series F, 6.25% due 7/01/2012 (a)                           2,137
NR*       Ca            915      (New England Memorial Hospital), Series B, 6.125% due 7/01/2013 (i)                             230
AAA       Aaa         1,000      (Northeastern University), Series E, 6.55% due 10/01/2022 (e)                                 1,017
AAA       Aaa           450      (Stonehill College), Series E, 6.60% due 7/01/2002 (e)(f)                                       477
AAA       Aaa           550      (Stonehill College), Series E, 6.60% due 7/01/2020 (e)                                          561
AAA       Aaa         1,500      (Stonehill College), Series G, 5.25% due 7/01/2028 (e)                                        1,292
NR*       A2          1,000      (Wheaton College), Series C, 5.25% due 7/01/2019                                                870
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Massachusetts Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
CARS  Complementary Auction Rate Securities
GO    General Obligation Bonds
HFA   Housing Finance Agency
S/F   Single-Family
VRDN  Variable Rate Demand Notes

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's      Face
Ratings  Ratings     Amount                                     Issue                                                         Value
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts (concluded)
------------------------------------------------------------------------------------------------------------------------------------
BBB       NR*        $1,500    Massachusetts State Industrial Financial Agency, Resource Recovery Revenue Refunding
                               Bonds (Ogden Haven Hill Project), AMT, Series A, 5.60% due 12/01/2019                         $ 1,261
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    Massachusetts State Turnpike Authority, Metropolitan Highway System, Revenue Refunding
                               Bonds, Senior-Series A, 5% due 1/01/2027 (e)                                                    1,240
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Massachusetts State Water Pollution Abatement Trust Revenue Bonds (Pooled Loan
                               Program), Series 4, 4.70%** due 8/01/2012                                                         485
------------------------------------------------------------------------------------------------------------------------------------
AA+       Aa3         1,680    Massachusetts State Water Pollution Abatement Trust, Water Pollution Abatement Revenue
                               Bonds (Secured Loan Program), Series A, 6.375% due 2/01/2015                                    1,746
------------------------------------------------------------------------------------------------------------------------------------
                               Massachusetts State Water Resource Authority Revenue Bonds, Series A:
A+        A1          6,000      6.50% due 7/15/2019                                                                           6,330
AAA       Aaa           930      4.75% due 8/01/2027 (d)                                                                         733
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         1,600    Montachusett, Massachusetts, Regional Vocational Technical School District, GO,
                               5.95% due 1/15/2020 (e)                                                                         1,576
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,210    Southern Berkshire, Massachusetts, Regional School District, GO, 7% due 4/15/2011 (e)           1,288
------------------------------------------------------------------------------------------------------------------------------------
NR*       Baa3        1,500    Springfield, Massachusetts, GO (School Project Loan), Series B, 7.10% due 9/01/2002 (f)         1,610
------------------------------------------------------------------------------------------------------------------------------------
A+        Aa2         1,000    University of Massachusetts Building Authority, Revenue Refunding Bonds, Series B,
                               6.875% due 5/01/2014                                                                            1,117
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--2.7%
------------------------------------------------------------------------------------------------------------------------------------
A1+       VMIG1+      1,300    Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue
                               Refunding Bonds, VRDN, Series A, 2.85% due 7/01/2028 (a)(h)                                     1,300
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$48,931)--99.3%                                                                                      47,572

Other Assets Less Liabilities--0.7%                                                                                              334
                                                                                                                             -------
Net Assets--100.0%                                                                                                           $47,906
                                                                                                                             =======
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FNMA Collateralized.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
(i)   Non-income producing.
*     Not rated.
** Represents a zero coupon; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2000

Assets:                Investments, at value (identified cost--$48,931,168) .....................                 $ 47,571,678
                       Cash .....................................................................                       98,205
                       Receivables: .............................................................
                         Interest ...............................................................   $ 578,294
                         Variation margin .......................................................         912
                         Beneficial interest sold ...............................................         673          579,879
                                                                                                    ---------
                       Prepaid registration fees and other assets ...............................                        5,568
                                                                                                                  ------------
                       Total assets .............................................................                   48,255,330
                                                                                                                  ------------
------------------------------------------------------------------------------------------------------------------------------
Liabilities:           Payables:
                         Beneficial interest redeemed ...........................................     180,221
                         Dividends to shareholders ..............................................      43,448
                         Investment adviser .....................................................      21,333
                         Distributor ............................................................      16,993          261,995
                                                                                                    ---------
                       Accrued expenses and other liabilities ...................................                       87,037
                                                                                                                  ------------
                       Total liabilities ........................................................                      349,032
                                                                                                                  ------------
------------------------------------------------------------------------------------------------------------------------------
Net Assets:            Net assets ...............................................................                 $ 47,906,298
                                                                                                                  ============
------------------------------------------------------------------------------------------------------------------------------
Net Assets             Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:            shares authorized ........................................................                 $     40,987
                       Class B Shares of beneficial interest, $.10 par value, unlimited number of
                       shares authorized ........................................................                      392,705
                       Class C Shares of beneficial interest, $.10 par value, unlimited number of
                       shares authorized ........................................................                       26,115
                       Class D Shares of beneficial interest, $.10 par value, unlimited number of
                       shares authorized ........................................................                       31,451
                       Paid-in capital in excess of par .........................................                   51,112,448
                       Accumulated realized capital losses on investments--net ..................                   (2,337,918)
                       Unrealized depreciation on investments--net ..............................                   (1,359,490)
                                                                                                                  ------------
                       Net assets ...............................................................                 $ 47,906,298
                                                                                                                  ============
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:       Class A--Based on net assets of $3,997,113 and 409,865 shares
                       of beneficial interest outstanding .......................................                 $       9.75
                                                                                                                  ============
                       Class B--Based on net assets of $38,296,776 and 3,927,053 shares
                       of beneficial interest outstanding .......................................                 $       9.75
                                                                                                                  ============
                       Class C--Based on net assets of $2,544,503 and 261,150 shares
                       of beneficial interest outstanding .......................................                 $       9.74
                                                                                                                  ============
                       Class D--Based on net assets of $3,067,906 and 314,509 shares
                       of beneficial interest outstanding .......................................                 $       9.75
                                                                                                                  ============
------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund     January 31, 2000

Statement of Operations

                                                                                              For the Six Months Ended
                                                                                                      January 31, 2000
----------------------------------------------------------------------------------------------------------------------
Investment Income:    Interest and amortization of premium and discount earned ..........                  $ 1,603,799
----------------------------------------------------------------------------------------------------------------------
Expenses:             Investment advisory fees ..........................................  $   145,106
                      Account maintenance and distribution fees--Class B ................      104,534
                      Accounting services ...............................................       44,366
                      Professional fees .................................................       40,749
                      Printing and shareholder reports ..................................       12,578
                      Transfer agent fees--Class B ......................................       11,241
                      Registration fees .................................................        9,894
                      Account maintenance and distribution fees--Class C ................        9,313
                      Pricing fees ......................................................        2,964
                      Custodian fees ....................................................        2,954
                      Trustees' fees and expenses .......................................        1,928
                      Account maintenance fees--Class D .................................        1,617
                      Transfer agent fees--Class A ......................................        1,026
                      Transfer agent fees--Class C ......................................          810
                      Transfer agent fees--Class D ......................................          718
                      Other .............................................................        1,282
                                                                                           -----------
                      Total expenses ....................................................                      391,080
                                                                                                           -----------
                      Investment income--net ............................................                    1,212,719
                                                                                                           -----------
----------------------------------------------------------------------------------------------------------------------
Realized &            Realized loss on investments--net .................................                   (1,609,255)
Unrealized Loss on    Change in unrealized appreciation/depreciation on investments--net.                   (2,649,330)
Investments--Net:                                                                                          -----------
                       Net Decrease in Net Assets Resulting from Operations .............                  $(3,045,866)
                                                                                                           ===========
----------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2000

Statements of Changes in Net Assets

                                                                                                  For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  January 31,        July 31,
Increase (Decrease) in Net Assets:                                                                   2000              1999
-------------------------------------------------------------------------------------------------------------------------------
Operations:            Investment income--net ..............................................     $  1,212,719      $  2,609,314
                       Realized gain (loss) on investments--net ............................       (1,609,255)          961,543
                       Change in unrealized appreciation/depreciation on investments--net ..       (2,649,330)       (3,934,953)
                                                                                                 ------------      ------------
                       Net decrease in net assets resulting from operations ................       (3,045,866)         (364,096)
                                                                                                 ------------      ------------
-------------------------------------------------------------------------------------------------------------------------------
Dividends &            Investment income--net:
Distributions to         Class A ...........................................................         (116,276)         (258,922)
Shareholders:            Class B ...........................................................         (947,643)       (2,055,046)
                         Class C ...........................................................          (68,854)         (137,236)
                         Class D ...........................................................          (79,946)         (158,110)
                       Realized gain on investments--net:
                         Class A ...........................................................          (30,447)               --
                         Class B ...........................................................         (283,915)               --
                         Class C ...........................................................          (18,997)               --
                         Class D ...........................................................          (22,933)               --
                                                                                                 ------------      ------------
                       Net decrease in net assets resulting from dividends and distributions
                       to shareholders .....................................................       (1,569,011)       (2,609,314)
                                                                                                 ------------      ------------
-------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest    Net decrease in net assets derived from beneficial
Transactions:          interest transactions ...............................................       (6,007,493)         (129,628)
                                                                                                 ------------      ------------
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:            Total decrease in net assets ........................................      (10,622,370)       (3,103,038)
                       Beginning of period .................................................       58,528,668        61,631,706
                                                                                                 ------------      ------------
                       End of period .......................................................     $ 47,906,298      $ 58,528,668
                                                                                                 ============      ============
-------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2000

Financial Highlights

                                                                                               Class A
                                                                ------------------------------------------------------------------
                                                                 For the
The following per share data and ratios have been derived       Six Months
from information provided in the financial statements.            Ended                    For the Year Ended July 31,
                                                                 Jan. 31,      ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2000          1999          1998          1997          1996
----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...   $   10.63      $   11.15     $   11.07     $   10.60     $   10.46
Operating                                                       ---------      ---------     ---------     ---------     ---------
Performance:         Investment income--net .................         .26            .51           .56           .56           .56
                     Realized and unrealized gain (loss) on .
                     investments--net .......................        (.81)          (.52)          .08           .47           .14
                                                                ---------      ---------     ---------     ---------     ---------
                     Total from investment operations .......        (.55)          (.01)          .64          1.03           .70
                                                                ---------      ---------     ---------     ---------     ---------
                     Less dividends and distributions:
                       Investment income--net ...............        (.26)          (.51)         (.56)         (.56)         (.56)
                       Realized gain on investments--net ....        (.07)            --            --            --            --
                                                                ---------      ---------     ---------     ---------     ---------
                     Total dividends and distributions ......        (.33)          (.51)         (.56)         (.56)         (.56)
                                                                ---------      ---------     ---------     ---------     ---------
                     Net asset value, end of period .........   $    9.75      $   10.63     $   11.15     $   11.07     $   10.60
                                                                =========      =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .....       (5.25%)+        (.21%)        5.92%        10.02%         6.78%
Return:**                                                       =========      =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ...............................        1.04%*          .95%          .86%          .83%          .84%
Net Assets:                                                     =========      =========     =========     =========     =========
                     Investment income--net .................        5.06%*         4.58%         5.02%         5.22%         5.23%
                                                                =========      =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)   $   3,997      $   5,080     $   5,705     $   5,757     $   5,887
Data:                                                           =========      =========     =========     =========     =========
                     Portfolio turnover .....................       24.49%         89.30%        23.32%        24.64%        56.05%
                                                                =========      =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Class B
                                                                ------------------------------------------------------------------
                                                                 For the
The following per share data and ratios have been derived       Six Months
from information provided in the financial statements.             Ended                   For the Year Ended July 31,
                                                                  Jan. 31,      ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2000         1999          1998          1997          1996
----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...   $   10.63      $   11.15     $   11.07     $   10.60     $   10.46
Operating                                                       ---------      ---------     ---------     ---------     ---------
Performance:         Investment income--net .................         .23            .45           .50           .51           .51
                     Realized and unrealized gain (loss) on
                     investments--net .......................        (.81)          (.52)          .08           .47           .14
                                                                ---------      ---------     ---------     ---------     ---------
                     Total from investment operations .......        (.58)          (.07)          .58           .98           .65
                                                                ---------      ---------     ---------     ---------     ---------
                     Less dividends and distributions:
                       Investment income--net ...............        (.23)          (.45)         (.50)         (.51)         (.51)
                       Realized gain on investments--net ....        (.07)            --            --            --            --
                                                                ---------      ---------     ---------     ---------     ---------
                     Total dividends and distributions ......        (.30)          (.45)         (.50)         (.51)         (.51)
                                                                ---------      ---------     ---------     ---------     ---------
                     Net asset value, end of period .........   $    9.75      $   10.63     $   11.15     $   11.07     $   10.60
                                                                =========      =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .....       (5.49%)+        (.71%)        5.38%         9.46%         6.23%
Return:**                                                       =========      =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ...............................        1.55%*         1.46%         1.37%         1.34%         1.35%
Net Assets:                                                     =========      =========     =========     =========     =========
                     Investment income--net .................        4.55%*         4.07%         4.51%         4.71%         4.72%
                                                                =========      =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)   $  38,297      $  45,988     $  51,255     $  53,336     $  59,868
Data:                                                           =========      =========     =========     =========     =========
                     Portfolio turnover .....................       24.49%         89.30%        23.32%        24.64%        56.05%
                                                                =========      =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales charges.
      +     Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                               Class C
                                                                ------------------------------------------------------------------
                                                                 For the
The following per share data and ratios have been derived       Six Months
from information provided in the financial statements.            Ended                    For the Year Ended July 31,
                                                                 Jan. 31,      ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2000          1999          1998          1997          1996
----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...   $   10.62      $   11.14     $   11.06     $   10.60     $   10.46
Operating                                                       ---------      ---------     ---------     ---------     ---------
Performance:         Investment income--net .................         .22            .44           .49           .49           .49
                     Realized and unrealized gain (loss) on
                     investments--net .......................        (.81)          (.52)          .08           .46           .14
                                                                ---------      ---------     ---------     ---------     ---------
                     Total from investment operations .......        (.59)          (.08)          .57           .95           .63
                                                                ---------      ---------     ---------     ---------     ---------
                     Less dividends and distributions:
                       Investment income--net ...............        (.22)          (.44)         (.49)         (.49)         (.49)
                       Realized gain on investments--net ....        (.07)            --            --            --            --
                                                                ---------      ---------     ---------     ---------     ---------
                     Total dividends and distributions ......        (.29)          (.44)         (.49)         (.49)         (.49)
                                                                ---------      ---------     ---------     ---------     ---------
                     Net asset value, end of period .........   $    9.74      $   10.62     $   11.14     $   11.06     $   10.60
                                                                =========      =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .....       (5.54%)+        (.81%)        5.28%         9.25%         6.12%
Return:**                                                       =========      =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ...............................        1.65%*         1.57%         1.47%         1.43%         1.45%
Net Assets:                                                     =========      =========     =========     =========     =========
                     Investment income--net .................        4.45%*         3.96%         4.40%         4.63%         4.61%
                                                                =========      =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)   $   2,544      $   3,814     $   1,835     $   1,495     $   1,185
Data:                                                           =========      =========     =========     =========     =========
                     Portfolio turnover .....................       24.49%         89.30%        23.32%        24.64%        56.05%
                                                                =========      =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------

                                                                                               Class D
                                                                ------------------------------------------------------------------
                                                                 For the
The following per share data and ratios have been derived       Six Months
from information provided in the financial statements.            Ended                    For the Year Ended July 31,
                                                                 Jan. 31,      ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2000          1999          1998          1997          1996
----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...   $   10.63      $   11.15     $   11.07     $   10.61     $   10.47
Operating                                                       ---------      ---------     ---------     ---------     ---------
Performance:         Investment income--net .................         .25            .50           .55           .55           .55
                     Realized and unrealized gain (loss) on
                     investments--net .......................        (.81)          (.52)          .08           .46           .14
                                                                ---------      ---------     ---------     ---------     ---------
                     Total from investment operations .......        (.56)          (.02)          .63          1.01           .69
                                                                ---------      ---------     ---------     ---------     ---------
                     Less dividends and distributions:
                       Investment income--net ...............        (.25)          (.50)         (.55)         (.55)         (.55)
                       Realized gain on investments--net ....        (.07)            --            --            --            --
                                                                ---------      ---------     ---------     ---------     ---------
                     Total dividends and distributions ......        (.32)          (.50)         (.55)         (.55)         (.55)
                                                                ---------      ---------     ---------     ---------     ---------
                     Net asset value, end of period .........   $    9.75      $   10.63     $   11.15     $   11.07     $   10.61
                                                                =========      =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .....       (5.29%)+        (.30%)        5.82%         9.80%         6.67%
Return:**                                                       =========      =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ...............................        1.14%*         1.06%          .96%          .93%          .94%
Net Assets:                                                     =========      =========     =========     =========     =========
                     Investment income--net .................        4.96%*         4.47%         4.91%         5.13%         5.12%
                                                                =========      =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)   $   3,068      $   3,647     $   2,837     $   1,602     $   1,290
Data:                                                           =========      =========     =========     =========     =========
                     Portfolio turnover .....................       24.49%         89.30%        23.32%        24.64%        56.05%
                                                                =========      =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales charges.
      +     Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Massachusetts Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2000

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B ..............................                 .25%             .25%
Class C ..............................                 .25%             .35%
Class D ..............................                 .10%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorpo- rated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribu- tion services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2000, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                     MLFD                MLPF&S
--------------------------------------------------------------------------------
Class A ............................                $   58               $  750
Class D ............................                $  581               $3,660
--------------------------------------------------------------------------------

For the six months ended January 31, 2000, MLPF&S received contingent deferred sales charges of $26,414 and $7,596 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2000 were $12,195,454 and $19,767,921, respectively.

Net realized gains (losses) for the six months ended January 31, 2000 and net unrealized losses as of January 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                 Realized            Unrealized
                                              Gains (Losses)           Losses
--------------------------------------------------------------------------------
Long-term investments ................         $(1,820,947)         $(1,359,490)
Financial futures contracts ..........             211,692                   --
                                               -----------          -----------
Total ................................         $(1,609,255)         $(1,359,490)
                                               ===========          ===========
--------------------------------------------------------------------------------

As of January 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $1,359,490, of which $685,802 related to appreciated securities and $2,045,292 related to depreciated securities. The aggregate cost of investments at January 31, 2000 for Federal income tax purposes was $48,931,168.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $6,007,493 and $129,628 for the six months ended January 31, 2000 and for the year ended July 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended January 31, 2000                              Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..........................              10,708          $   108,120
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................               6,393               64,087
                                                   -------          -----------
Total issued .........................              17,101              172,207
Shares redeemed ......................             (85,025)            (855,289)
                                                   -------          -----------
Net decrease .........................             (67,924)         $  (683,082)
                                                   =======          ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 1999                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..........................              82,772          $   924,254
Shares issued to shareholders
in reinvestment of dividends .........               9,936              110,112
                                                  --------          -----------
Total issued .........................              92,708            1,034,366
Shares redeemed ......................            (126,725)          (1,402,310)
                                                  --------          -----------
Net decrease .........................             (34,017)         $  (367,944)
                                                  ========          ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended January 31, 2000                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................             158,900          $ 1,606,706
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................              63,777              638,622
                                                  --------          -----------
Total issued .........................             222,677            2,245,328
Automatic conversion
of shares ............................             (11,023)            (111,874)
Shares redeemed ......................            (610,179)          (6,178,659)
                                                  --------          -----------
Net decrease .........................            (398,525)         $(4,045,205)
                                                  ========          ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1999                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................             529,211          $ 5,897,022
Shares issued to shareholders
in reinvestment of dividends .........              97,126            1,076,842
                                                   -------          -----------
Total issued .........................             626,337            6,973,864
Automatic conversion
of shares ............................              (4,517)             (48,743)
Shares redeemed ......................            (894,470)          (9,884,471)
                                                   -------          -----------
Net decrease .........................            (272,650)         $(2,959,350)
                                                  ========          ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended January 31, 2000                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................              65,255          $   651,626
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................               7,122               71,398
                                                   -------          -----------
Total issued .........................              72,377              723,024
Shares redeemed ......................            (170,244)          (1,710,583)
                                                   -------          -----------
Net decrease .........................             (97,867)         $  (987,559)
                                                   =======          ===========
--------------------------------------------------------------------------------

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2000

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 1999                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..........................             275,198          $ 3,090,519
Shares issued to shareholders
in reinvestment of dividends .........              10,688              117,964
                                                   -------          -----------
Total issued .........................             285,886            3,208,483
Shares redeemed ......................             (91,629)          (1,010,515)
                                                   -------          -----------
Net increase .........................             194,257          $ 2,197,968
                                                   =======          ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended January 31, 2000                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................              42,274          $   425,951
Automatic conversion
of shares ............................              11,023              111,874
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................               3,258               32,620
                                                   -------          -----------
Total issued .........................              56,555              570,445
Shares redeemed ......................             (84,926)            (862,092)
                                                   -------          -----------
Net decrease .........................             (28,371)         $  (291,647)
                                                   =======          ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1999                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................             141,301          $ 1,584,586
Automatic conversion
of shares ............................               4,514               48,743
Shares issued to shareholders
in reinvestment of dividends .........               4,215               46,523
                                                   -------          -----------
Total issued .........................             150,030            1,679,852
Shares redeemed ......................             (61,590)            (680,154)
                                                   -------          -----------
Net increase .........................              88,440          $   999,698
                                                   =======          ===========
--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Robert R. Martin, Trustee of Merrill Lynch Massachusetts Municipal Bond Fund has recently retired. The Fund's Board of Trustees wishes Mr. Martin well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Massachusetts
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #16150--1/00

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